                                                                    EXHIBIT 10.4



                         AMENDMENT TO FINANCE AGREEMENT

     AMENDMENT (the "Amendment"), dated as of June 24, 1996, between CLOSED JOINT-STOCK COMPANY "FOREST STARMA", (the "Company"), a closed joint-stock company organized and existing under the laws of the Russian Federation, and OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America ("OPIC").

                                   WITNESSETH:

     WHEREAS, the Company entered into a finance agreement (the "Finance Agreement") dated as of December 21, 1995, whereby OPIC has agreed to provide a credit facility to the Company in an amount of up to $9,300,000, pursuant to
Section 234(b) of the Foreign Assistance Act of 1961, as amended; and

     WHEREAS, OPIC and the Company desire to amend the Finance Agreement as set forth herein.

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants, provisions and undertakings herein and in the Finance Agreement and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties hereto, OPIC and the Company agree as follows:

     1.   Amendments.
          -----------

     (a) The definition of "Adjusted Cash Flow" in Section 1.01 of the Finance Agreement is hereby deleted and the following inserted:

          "ADJUSTED CASH FLOW" means, as of any date, the sum of the following amounts for the preceding twelve months: (i) Net Income of the Company; (ii) all depreciation, amortization, deferred taxes and other non-cash charges of the Company, excluding bad and doubtful debts; and
          (iii) interest payments made by the Company on all loans and all fees due to OPIC for the next succeeding Fiscal Year.

     (b) Section 3.13 of the Finance Agreement is hereby deleted and the following inserted in its stead:

          SECTION 3.13. PROJECT COST AND PROJECT COMPLETION.

               The Company's good faith estimate of the total cost of the Project (including provisions for contingencies) is the equivalent of $33,887,000 based on the Financial Plan set forth in Schedule 1.03, and the Company's good faith estimate of the date on which it will achieve Project Completion is June 30, 1997.

     (c) The words "MARCH 31, 1996" in the third and fourth lines of Section
5.01 of the Finance Agreement are hereby deleted and "JUNE 30, 1997" inserted.

     (d) The words "100 DAYS" in the first line of Section 5.07(b) of the Finance Agreement are hereby deleted and "120 DAYS" inserted.

     (e) Schedule 1.03 of the Finance Agreement is hereby deleted and Schedule
1.03 attached hereto as Exhibit 1 is inserted.

     2. REPRESENTATION AND WARRANTY. The Company hereby represents and warrants that:

     (a) This Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     (b) All representations and warranties made by the Company in the Finance Agreement are true and accurate as of the date hereof.

     3. RATIFICATION AND CONFIRMATION. As amended hereby, all the terms and provisions of the Finance Agreement are hereby ratified and confirmed in all respects and shall apply in full force and effect.

     4. NO WAIVER. The Company acknowledges and agrees that OPIC, in executing and delivering this Amendment, has not and shall not be deemed to have waived, released or modified any right or power that it may have under the Finance Agreement, as amended herein, to claim that any "Event of Default" (as defined in the Finance Agreement) has occurred or is occurring, and the execution and delivery of this Amendment shall not be deemed to be a waiver by OPIC of any such Event of Default.



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                                      -3-


     5.   EFFECTIVE DATE. This Amendment shall be effective as of June 24, 1996.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                                        CLOSED JOINT-STOCK COMPANY
                                        "FOREST STARMA"



                                        By:  /s/
                                             ----------------------------------

                                        Its:
                                             ----------------------------------

                                        By:  /s/
                                             ----------------------------------

                                        Its:
                                             ----------------------------------


                                        OVERSEAS PRIVATE INVESTMENT
                                        CORPORATION



                                        By:  /s/
                                             ----------------------------------

                                        Its: Senior Investment Officer
                                             ----------------------------------

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                                   EXHIBIT 1
                                   ---------


                                 Schedule 1.03
                                 -------------


                                  Project Cost
                                  ------------


                                                 Cost
                                                (U.S.)
                                                ------
Working capital                              $10,061,500
Fixed assets                                 $ 7,670,752
Interest                                     $ 2,922,017
Constructions costs                          $ 6,443,355
Consulting and salaries                      $ 3,478,879
Legal                                        $   893,388
Travel and entertainment                     $   791,070
Insurance                                    $   885,240
Other                                        $   741,535

Total project financing
  as of 5/31/96                              $33,887,736
                                             ===========


                               Project Financing
                               -----------------

                                                Amount
                                                (U.S.)
                                                ------
Equity                                       $       945

Senior Debt

       OPIC                                  $ 9,300,000

Subordinated Debt

       State Street Bank                     $24,586,791

Total project financing
  as of 5/31/96                              $33,887,736
                                             ===========